Exhibit 99.1

Company Contacts:	Ed Lockwood
Sr. Director of Investor Relations
(408) 875-9529
Ed.lockwood@kla-tencor.com

Meggan Powers
Sr. Director of Corporate Communications
(408) 875-8733
Meggan.powers@kla-tencor.com

FOR IMMEDIATE RELEASE

KLA-TENCOR REPORTS FISCAL 2008 FOURTH QUARTER AND FULL YEAR RESULTS

MILPITAS, Calif., July 31, 2008— KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its fourth quarter and fiscal year ended on June 30, 2008. The Company reported GAAP net income of $76 million and GAAP earnings per diluted share of $0.43 on revenue of $591 million for the fourth quarter of fiscal 2008. For the year ended June 30, 2008, the Company reported GAAP net income of $359 million and GAAP earnings per diluted share of $1.95 on revenue of $2.5 billion.

“This was a year of solid execution for KLA-Tencor in a tough overall market environment. We expanded our potential market opportunity through the acquisition of ICOS Vision Systems, and delivered good operating performance in a very challenging demand environment. Our strong performance in the face of these challenges reflects the strength of our market leadership, the superior value we deliver to our customers in helping them meet their yield demands, and the resilience of the KLA-Tencor team,” said Rick Wallace, CEO of KLA-Tencor.

GAAP Results

	Q4 FY 2008	Q3 FY 2008	Q4 FY 2007
Revenues	$591 million	$602 million	$736 million
Net Income	$76 million	$111 million	$147 million
Diluted Earnings per Share	$0.43	$0.61	$0.75

Non-GAAP Results

	Q4 FY 2008	Q3 FY 2008	Q4 FY 2007
Net Income	$107 million	$121 million	$179 million
Diluted Earnings per Share	$0.60	$0.67	$0.91

A reconciliation between GAAP net income and non-GAAP net income is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, restatement or restructuring related items.

Highlights for the fourth quarter of fiscal 2008

•

Completed the acquisition of ICOS Vision Systems Corporation NV, a leading supplier of packaging and interconnect inspection solutions for the semiconductor industry, as well as a leader in the inspection of photovoltaic solar technologies and LED lighting products.

•	Completed the issuance of $750 million aggregate principal amount of Senior Notes due May 1, 2018, with a coupon of 6.90%.

•	Declared and paid dividends of $26 million and repurchased 2.9 million shares for $122 million under the previously authorized repurchase program

•	Announced that the Company’s Board of Directors authorized the repurchase of an additional 15 million shares of the Company’s common stock.

•	Generated cash flow from operations of $188 million.

•

Introduced Wafer Plane Inspection (WPI), a mask inspection technology that provides the unique versatility in a single system to find defects on a mask and also show the defects that will print on the wafer. WPI is able to overcome yield-critical 32nm mask defect challenges and can also operate up to 40% faster than previous inspection systems, potentially reducing the percentage of total mask manufacturing time devoted to inspection.

•

Introduced Archer 200TM, the Company’s latest overlay metrology system featuring an enhanced optical system that provides significant performance improvements that are critical to help customers meet the much tighter overlay requirements for double-patterning lithography at the 32nm design rule node.

KLA-Tencor will discuss its fiscal 2008 fourth quarter results, along with its outlook for the first quarter of fiscal 2009, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the benefit to customers of KLA-Tencor’s products, anticipated performance of the Company’s products, anticipated market conditions, potential market opportunities for KLA-Tencor, benefits anticipated to be realized in connection with KLA-Tencor’s acquisition of ICOS Vision Systems Corporation NV and demand for KLA-Tencor’s products, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; new and enhanced product offerings by competitors; cancellation of orders by customers; our inability to successfully integrate and manage businesses that we acquire, including ICOS Vision Systems Corporation NV; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein).

About KLA-Tencor:

KLA-Tencor is the world’s leading supplier of process control and yield management solutions for the semiconductor and related microelectronics industries. Headquartered in Milpitas, California, the Company has sales and service offices around the world. An S&P 500 Company, KLA-Tencor is traded on the NASDAQ Global Select Market under the symbol KLAC. Additional information about the Company is available on the Internet at http://www.kla-tencor.com

Use of Non-GAAP financial information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	June 30, 2008	June 30, 2007
ASSETS
Cash and short- and long-term investments	$1,579,383	$1,710,629
Accounts receivable, net	492,488	581,500
Inventories, net	459,449	535,370
Other current assets	546,591	425,272
Land, property and equipment, net	355,474	382,240
Goodwill	601,882	311,856
Purchased intangibles, net	297,778	175,432
Other long-term assets	515,345	500,950

Total assets	$4,848,390	$4,623,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$104,315	$92,165
Deferred system profit	150,797	201,747
Unearned revenue	56,692	52,304
Other current liabilities	638,528	659,346

Total current liabilities	950,332	1,005,562
Non-current liabilities:
Income tax payable	63,634	—
Unearned revenue	31,745	46,950
Other non-current liabilities	76,288	20,695
Long-term debt	744,661	—

Total liabilities	1,866,660	1,073,207
Stockholders’ equity:
Common stock and capital in excess of par value	729,629	967,886
Retained earnings	2,204,417	2,570,751
Accumulated other comprehensive income	47,684	11,405

Total stockholders’ equity	2,981,730	3,550,042

Total liabilities and stockholders’ equity	$4,848,390	$4,623,249

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements Of Operations

	Three months ended		Twelve months ended
(In thousands except per share data)	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Revenues:
Product	$462,069	$626,323	$2,030,224	$2,308,942
Service	128,625	110,065	491,492	422,287

Total revenues	590,694	736,388	2,521,716	2,731,229
Costs and operating expenses:
Costs of revenues	268,868	315,681	1,145,416	1,190,323
Engineering, research and development	116,470	123,854	409,973	437,513
Selling, general and administrative	101,945	121,989	466,951	513,525

Total costs and operating expenses	487,283	561,524	2,022,340	2,141,361

Income from operations	103,411	174,864	499,376	589,868
Interest income and other, net	(5,894)	21,436	60,858	87,367

Income before income taxes and minority interest	97,517	196,300	560,234	677,235
Provision for income taxes	21,507	48,958	201,151	150,509

Income before minority interest	76,010	147,342	359,083	526,726
Minority interest	—	—	—	1,372

Net income	$76,010	$147,342	$359,083	$528,098

Net income per share:
Basic	$0.43	$0.77	$1.99	$2.68

Diluted	$0.43	$0.75	$1.95	$2.61

Cash dividend paid per share	$0.15	$0.12	$0.60	$0.48

Weighted average number of shares:
Basic	175,143	191,370	180,594	197,126
Diluted	178,090	197,062	184,259	202,204

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended June 30,
(In thousands)	2008	2007
Cash flows from operating activities:
Net income	$76,010	$147,342
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	46,469	36,138
Impairment charges	7,522	10,720
Non-cash, stock-based compensation	29,279	26,394
Tax benefit from employee stock options	(924)	1,570
Excess tax benefit from stock-based compensation	(354)	(3,224)
Net (gain) loss on sale of marketable securities and other investments	12,813	(3,473)
Net gain on sale of real estate	(2,480)	—
Changes in assets and liabilities:
(Increase) decrease in accounts receivable, net	93,081	(67,608)
Decrease in inventories	13,059	40,690
Increase in other assets	(73,548)	(6,336)
Decrease in accounts payable	(5,730)	(34,564)
Decrease in deferred system profit	(37,503)	(15,485)
Increase in other liabilities	30,680	23,306

Net cash provided by operating activities	188,374	155,470

Cash flows from investing activities:
Proceeds from restricted cash	581,540	—
Acquisitions of businesses, net of cash received	(488,545)	(82,503)
Capital expenditures, net	(9,629)	(29,141)
Proceeds from sale of real estate	5,497	—
Purchase of available-for-sale securities	(406,210)	(387,615)
Proceeds from sale of available-for-sale securities	87,008	343,606
Proceeds from maturity of available-for-sale securities	—	34,345

Net cash used in investing activities	(230,339)	(121,308)

Cash flows from financing activities:
Issuance of long-term debt, net of discounts	744,570	—
Issuance of common stock	24,607	140,449
Common stock repurchases	(121,510)	(44,879)
Payment of dividends to stockholders	(26,354)	(23,037)
Excess tax benefit from stock-based compensation	354	3,224
Debt issuance costs	(7,351)	—

Net cash provided by financing activities	614,316	75,757

Effect of exchange rate changes on cash and cash equivalents	(7,727)	8,177

Net increase (decrease) in cash and cash equivalents	564,624	118,096
Cash and cash equivalents at beginning of period	563,482	604,415

Cash and cash equivalents at end of period	$1,128,106	$722,511

Supplemental cash flow disclosures:
Income taxes paid, net	$59,720	$46,988
Interest paid	$417	$658

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Twelve months ended
		June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
GAAP net income		$76,010	$110,980	$147,342	$359,083	$528,098
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	50,377	(2,174)	37,875	82,473	74,790
Restructuring, severance and other	b	(1,391)	13,477	10,808	8,379	77,988
Restatement related charges	c	2,660	5,169	1,179	76,940	34,328
Income tax effect of non-GAAP adjustments	d	(12,038)	(6,210)	(18,555)	(53,315)	(68,058)
Non recurring tax item	e	(8,438)	—	—	38,175	—

Non-GAAP net income		$107,180	$121,242	$178,649	$511,735	$647,146

GAAP net income per diluted share		$0.43	$0.61	$0.75	$1.95	$2.61

Non-GAAP net income per diluted share		$0.60	$0.67	$0.91	$2.78	$3.20

Shares used in diluted shares calculation		178,090	180,617	197,062	184,259	202,204

Impact of items included in Condensed Consolidated Unaudited Statements of Operations:

	Acquisition related charges	Restructuring, severance and other	Restatement related charges	Total pre-tax GAAP to non- GAAP adjustment
Costs of revenues	$12,822	$(121)	$—	$12,701
Engineering, research and development	19,151	101	—	19,252
Sales, general and administrative	5,404	(1,371)	2,660	6,693
Interest income and other, net	13,000	—	—	13,000

Total in three months ended June 30, 2008	$50,377	$(1,391)	$2,660	$51,646

Total in three months ended March 31, 2008	$(2,174)	$13,477	$5,169	$16,472

Total in three months ended June 30, 2007	$37,875	$10,808	$1,179	$49,862

	Three months ended
	June 30, 2008	March 31, 2008	June 30, 2007
Stock-based compensation
Costs of revenues	$5,418	$5,670	$5,965
Engineering, research and development	8,870	8,052	8,447
Sales, general and administrative	14,992	12,133	11,982
Provision for income taxes	(9,077)	(7,757)	(8,182)

Total	$20,203	$18,098	$18,212

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among budgeting and planning tools that management uses for future forecasting. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

a	Acquisition related charges include impairment and amortization of intangible assets, inventory fair value adjustments, in-process research and development associated with acquisitions, asset impairment from discontinuing acquired products as well as making acquired products available for sale, and realized and unrealized gains and losses resulting from the Euro call option contracts related to the Company’s acquisition of ICOS Vision Systems Corporation NV. Management believes that the expense associated with the impairment and amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held business. Management believes that it is appropriate to exclude asset impairment from discontinuing acquired products as well as gains and losses on foreign exchange contracts associated with business acquisitions as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other includes gains and costs associated with facilities divestment program, worldwide reduction in force, gains from sale of facilities and one-time inventory write-off associated with the disposal of service inventory in excess of future needs. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include compensation related to reimbursement of non-executive employees for penalty taxes under section 409A of the Internal Revenue Code, as well as legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Non recurring tax items includes the U.S. tax impact associated with the implementation of our global manufacturing strategy and a benefit from revision of the amount of undistributed earnings of foreign subsidiaries considered to be permanently reinvested outside the United States. Management believes that it is appropriate to exclude these items as it limits comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.